SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2001



                      COMMODORE APPLIED TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




         DELAWARE                  1-11871                 11-3312952
--------------------------     ----------------     ----------------------------
     (State or other             (Commission            (I.R.S. Employer
      jurisdiction               File Number)           Identification No.)
      of incorporation)


        2121 Jamieson, Suite 1406
        Alexandria, Virginia                                    22314
-----------------------------------------------     ----------------------------
   (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:  (703) 567-1284


          150 East 58th Street, Suite 3410, New York, New York 10155;
                            Telephone: (212) 308-5800
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                JANUARY 18, 2001

ITEM 5.   OTHER EVENTS.

      On January 18, 2001, our company, Commodore Applied Technologies, Inc., issued a press release regarding the appointment of Shelby T. Brewer as our new President and Chief Executive Officer and the resignation of Paul E. Hannesson as President and Chief Executive Officer. A copy of such press release is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

            (a)   Not applicable

            (b)   Not applicable

            (c)   Exhibits.

            99.1  Press Release dated January 18, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              COMMODORE APPLIED TECHNOLOGIES, INC.


                                  /s/ James M. DeAngelis
Date:  January 22, 2001       By: ____________________________________________

                                          James M. DeAngelis
                                          Senior Vice President and
                                          Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                         DESCRIPTION

99.1                    Press release dated January 18, 2001.